Exhibit 10.1

September 12, 2017

(By Electronic Mail and Federal Express)

Leo C. Thibeault, Jr.

513 Turtle Hatch Lane,

Naples, FL 34103
Email: chuckthibeault@comcast.net

Re:	Notice of Exercise of Option to Buy

Dear Chuck:

Reference is made to that certain Lease, dated as of August 12, 2016 (the “Lease”), by and between the Thibeault Nominee Trust, as lessor (“Lessor”), and Abiomed, Inc., as lessee (“Lessee”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Lease.

Pursuant to Section 35 of the Lease, Lessee hereby exercises its Option to Buy.  The closing date of the sale of the Premises from Lessor to Lessee shall occur on October 30, 2017, unless otherwise extended pursuant to Section 35 of the Lease or agreement between Lessor and Lessee.  Per Section 35(a) of the Lease, the purchase price shall be $16,500,000.00.  This letter is delivered by Lessee to Lessor in satisfaction of the written notice required by Section 35 of the Lease.

[Signature Page Follows]

Very truly yours,

ABIOMED, INC.,
a Delaware corporation

By: /s/ Michael R. Minogue

Name: Michael R. Minogue

Title:  Chairman, President and Chief Executive Officer

CC:Marc Frey, Esq.

Jack Creedon, Esq. (e-mail only)

Matthew Tosto, Esq. (e-mail only)

RECEIPT ACKNOWLEDGED:

Thibeault Nominee Trust

By:/s/ Leo C. Thibeault, Jr.

Name: Leo C. Thibeault, Jr.

Title: Trustee

Date: 9/13/2017